                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT
                               (AMENDMENT NO. 1)

         Pursuant to Section 13 or 15(d) of the Securities Act of 1934



       Date of Report (Date of earliest event reported):  March 27, 1998
                                                          --------------




                         UNITED PARK CITY MINES COMPANY
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             (Exact name of registrant as specified in its charter)



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
                Delaware                                  1-3753                               87-0219807
----------------------------------------------    ------------------------        ------------------------------------
(State or other jurisdiction of Incorporation)    (Commission File Number)        (I.R.S. Employer Identification No.)

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          P. O. Box 1450, Park City, Utah                       84060
       ----------------------------------------               ----------
       (Address of principal executive offices)               (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (435) 649-8011
                                                           --------------





         (Former name or former address, if changed since last report.)
--------------------------------------------------------------------------------

United Park City Mines Company
Form 8-K/A
(Amendment No. 1)
March 27, 1998
Page 2


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Businesses Acquired.

     Under the date of February 19, 1998, United Park City Mines Company ("hereinafter the "Company") filed a Form 8-K reporting thereon the acquisition of assets of New Quincy Mining Company ("New Quincy") and Lucky Bill Mining Company ("Lucky Bill") and, under Item 7 (a) Financial Statements of Businesses Acquired of said Form 8-K, the Company reported that it was impracticable to provide the required financial statements for New Quincy and Lucky Bill at the time the Form 8-K was filed for the reason that those companies had conducted no active business operations for at least the past ten (10) years, and it had been many years since either of those companies had its financial statements audited. The Company further reported in said Form 8-K that, when completed by Coopers & Lybrand L.L.P., an audit of the schedule of revenues and expenses of New Quincy for the year ended December 31, 1997 would be filed not later than sixty (60) days after the filing of the original Form 8-K.

     The above stated audit has now been completed by Coopers & Lybrand L.L.P. and the Company hereby timely submits the required financial statement pursuant to Item 7 (a) Financial Statements of Businesses Acquired as follows:

                       Report of Independent Accountants

To the Board of Directors and Stockholders of United Park City Mines Company:

We have audited the accompanying statement of revenues and expenses of New Quincy Mining Company for the year ended December 31, 1997. This financial statement is the responsibility of the Company's officers. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and expenses of New Quincy Mining Company for the year ended December 31, 1997.

s/ Coopers & Lybrand L.L.P.

Salt Lake City, Utah
March 13, 1998

United Park City Mines Company
Form 8-K/A
(Amendment No. 1)
March 27, 1998
Page 3



                           NEW QUINCY MINING COMPANY

                       Statement of Revenues and Expenses
                      for the year ended December 31, 1997
                               _________________

                                      1997
                                  -------------

Revenues:
 Lease                             $  7,500
 Other                                1,092
                                  -------------
                                      8,592

Expenses:
 Legal fees                          18,736
 Property taxes                       1,711
 Miscellaneous                          407
                                  -------------
                                     20,854
                                  -------------

Excess expenses over revenues      $(12,262)
                                  =============

                   NOTE TO STATEMENT OF REVENUES AND EXPENSES
                                  _____________

1. Significant Accounting Policies:
   --------------------------------

   Nature of Business
   ------------------

   New Quincy Mining Company owns 135 acres of land near Park City, Utah most of which is leased to Deer Valley Ski Resort for $7,500 per year under an operating lease with no expiration date.

   Basis of Accounting
   -------------------

   New Quincy Mining Company's policy is to prepare its financial statement on the accrual basis; therefore, revenues are recognized when earned and expenses are recognized when the obligation is incurred. Accordingly, the financial statement is intended to present the results of operations in conformity with generally accepted accounting principles.

United Park City Mines Company
Form 8-K/A
(Amendment No. 1)
March 27, 1998
Page 4



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITED PARK CITY MINES COMPANY
                           -----------------------------------------------------
                                               (Registrant)



Date: March 27, 1998                      /s/  Edwin L. Osika, Jr.
                           -----------------------------------------------------
                               Edwin L. Osika, Jr., Executive Vice President
                           (Chief Financial Officer and Duly Authorized Officer)